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                          SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C.


                                       FORM 8-K


                                    CURRENT REPORT


                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported)      May 14, 1997
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                                  REGIS CORPORATION
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                (Exact name of registrant as specified in its charter)

                                      MINNESOTA
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                    (State or other jurisdiction of incorporation)

                    0-11230                             41-0749934
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             (Commission File Number)       (IRS Employer Identification No.)


                   7201 Metro Boulevard, Minneapolis, MN      55439
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             (Address of principal executive offices)      (Zip Code)


          Registrant's telephone number, including area code (612) 947-7000
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            (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

Attached hereto, as Exhibit A, is a narrative update to Registrant's Form 10-K Annual Report for the year ended June 30, 1996, Item 1 "Business", regarding changes in Registrant's business, as a result of the October 25, 1996 merger with Supercuts, Inc. This update is in addition to information provided in the Registrant's filing on Form S-4 dated September 24, 1996 (File No. 333-12099), and the Registrant's filings on Form 10-Q for the quarters ended December 31, 1996, and March 31, 1997, regarding changes in the Registrant's business, as a result of the October 25, 1996 merger with Supercuts, Inc.

Also attached hereto, as Exhibits B and C, are the consolidated financial statements of the Registrant and related Management's Discussion and Analysis of Financial Condition and Results of Operations as set forth in the exhibit index, restated to reflect the merger with Supercuts, Inc. that occurred on October 25, 1996. The merger was accounted for as a "pooling-of-interests".


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                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REGIS CORPORATION


Date:    May 14, 1997                By:   /s/ Frank E. Evangelist
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                                        Frank E. Evangelist
                                        Senior Vice President-Finance
                                        Chief Financial Officer

                                        Signing on behalf of the Registrant
                                        and as principal accounting officer

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                                    EXHIBIT INDEX



Exhibit A          Narrative Update, Item 1 "Business" of the Registrant's Form
                   10-K for the fiscal year ended June 30, 1996

Exhibit B          Audited consolidated balance sheet as of June 30, 1995 and
                   1996, and the related consolidated statements of operations, changes in shareholders' equity and cash flows for the years ended June 30, 1994, 1995 and 1996, and related Management's
                   Discussion and Analysis of Financial Condition and Results of Operations

Exhibit C          Unaudited consolidated balance sheet as of September 30,
                   1996, and the related consolidated statements of operations and cash flows for the three months ended September 30, 1995 and 1996, and related Management's Discussion and Analysis of Financial Condition and Results of Operations

Exhibit 15         Letter Re:  Unaudited Interim Financial Information

Exhibit 23         Consent of Independent Accountants